UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Shareholders.

Brookfield Investment Management
2016
ANNUAL REPORT
June 30, 2016
Brookfield Mortgage Opportunity Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser providing listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of June 30, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. Headquartered in New York, the Firm and its affiliates also maintain offices in Boston, Chicago, Hong Kong, London and Toronto. Further information is available at www.brookfieldim.com. Brookfield Investment Management Inc. is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of June 30, 2016. For more information, go to www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2016. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (“BOI” or the “Fund”) for the fiscal year ended June 30, 2016.
Global financial markets were marked with periods of extreme volatility over the last year amid heightened economic and financial uncertainties in China, volatile commodity prices (particularly oil), global monetary policy decisions, and unknown implications around the U.K.’s pending exit from the European Union.
Despite these global concerns, the U.S. economy has shown signs of resilience. A better-than-expected June jobs report followed the Institute for Supply Management® “ISM®” manufacturing and non-manufacturing data that signaled an expanding U.S. economy. ISM® data showed the services sector expanded at the fastest rate in seven months and the manufacturing index rose to its highest level since February 2015. Corporate earnings have also been largely better than expected.
In December, the Federal Reserve announced that the U.S. federal funds rate would be raised for the first time since 2006. Since then it has kept its benchmark lending rate steady at 0.25% to 0.50% and Federal Reserve officials reduced estimates of how much they expect to raise the federal funds rate in 2016. In Europe, the European Central Bank continued its easing measures, even expanding its bond-buying program to include corporate bonds; and in Japan, the Bank of Japan adopted negative interest rates in an effort to stave off the deflation that has plagued the country since the 1990s.
Long-dated sovereign yields have fallen significantly over the past year, given central bank policies and investors’ flight to safe assets. In June, the yield on German 10-year bonds fell into negative territory for the first time to close the quarter at -0.08%. Fitch Ratings estimated the global total of sovereign debt with negative yields had reached $11.7 trillion by June 27, up 19% from the end of April. In the U.S., 10-year Treasury yields fell 88 basis points during the period, to 1.47% as of June 30.
We believe that bottom-up security selection will take on an even more important role amid the uncertain market environment post-Brexit. A potential side benefit of Brexit is the likely continuation of lower-for-longer interest rates, which should be supportive for mortgage-backed securities.
As previously announced, the Board of Directors of the Fund and the Boards of Directors of Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. approved the reorganizations of each of the funds into a new fund, Brookfield Real Assets Income Fund Inc. A joint special meeting of shareholders to consider the reorganizations scheduled for Friday, August 12th, 2016, at 8:30 a.m. Eastern Time was adjourned until Thursday, September 1st, 2016, at 8:30 a.m. Eastern Time in order to provide stockholders more time to vote. Details regarding the proposed reorganizations are contained in the Proxy Statement/Prospectus that was mailed to stockholders of record.
The Board of Directors of the Fund also approved the proposed appointment of Schroder Investment Management North America Inc. (“SIMNA”) as sub-adviser to the Fund. Brookfield recently agreed to sell its securitized products team to SIMNA, which is why stockholders are being asked to approve SIMNA as sub-adviser to the Fund. The transaction with SIMNA is anticipated to close in the third quarter of 2016. The approval of SIMNA as the new sub-adviser to the Fund is contingent upon the Fund’s stockholder approval and subject to certain other conditions, which are outlined in the Fund’s Proxy Statement/Prospectus.
Your vote on these proposals is important. If you have not voted, please take a moment to cast your vote. Shareholders of record as of May 18, 2016, may vote by visiting proxyonline.com, calling toll-free 1-888- 227-9349 or by returning proxy cards. If you have questions on the proposals, please call Brookfield’s Investor Relations Department at (855) 777-8001 or send us an email at funds@brookfield.com, or please contact the Fund’s solicitation agent, AST Fund Solutions at 1-800- 330-5136. Information regarding these proposals is also available at www.brookfieldim.com.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of June 30, 2016.
2016 Annual Report1

Letter to Stockholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Mortgage Opportunity Income Fund Inc.
Craig Noble
Chief Executive Officer and Chief Investment Officer
Brookfield Investment Management Inc.

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Brookfield Mortgage Opportunity Income Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the 12-month period ended June 30, 2016, Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) had a total return based on net asset value of -1.13% and a total return based on market price of 4.20%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $14.87 on June 30, 2016, the Fund’s shares had a distribution rate of 10.26%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared, divided by the stated stock price.
The Fund’s NAV declined by approximately 1% over the 12 months ending June 30, 2016. It was a particularly tumultuous period for financial markets, with the first interest rate increase by the Federal Open Market Committee (“FOMC”), a substantial decline in oil, and an extremely weak first quarter in terms of risk asset prices. With the Fed’s rhetoric becoming more hawkish in October 2015, more than 70% of the market expected a rate increase in December. With the probability of a rate increase over 50%, as well as good U.S. economic news, and little turmoil being promulgated by the likelihood of a rate increase, the FOMC acted as the market expected. We believe market expectations are key for the FOMC going forward. The Federal Reserve Bank seems unlikely to act, unless the market expectation is tilted toward expecting a rate increase, and financial markets are relatively stable. We continue to expect the impact of regulation, Fed policy and idiosyncratic geo-political risk to be themes in 2016.
Credit spreads have done a tremendous round trip over the course of the last 12 months, with corporate spreads more volatile than securitized product spreads. Our investments in manufactured housing securities, preferred securities, non-Agency Mortgage-Backed Securities (“MBS”), Commercial Mortgage-Backed Securities (“CMBS”) and commercial mortgage loans had positive total return over the last 12 month period ending June 30, 2016. The best performer was Prime/Alt-A MBS which returned over 2.5%, and given the weighting, contributed more than 1.25% to the Fund’s 12 month return. Corporate securities declined by nearly 10%, and given the weighting in the Fund, they detracted 1.06% over the past 12 months. Subprime MBS was also a performance detractor, reducing return by 0.25%, where we saw spreads widen and overall return for subprime MBS was roughly -1%. We let the corporate allocation decline with calls as well as a few sales as the cash-bond market has had both more limited opportunities and more limited liquidity. We have also had several commercial loans and lower rated securities
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Brookfield Mortgage Opportunity Income Fund Inc.

mature and return par. While this is positive, it temporarily increased the Fund’s cash position and we reduced leverage, while we wait for another bout of market volatility.
The Fund is focused on opportunities available in the Residential Mortgage-Backed Securities (“RMBS”) and CMBS markets. As of June 30, 2016, the emphasis of the Fund was on non-Agency RMBS, which accounted for 59% of the Fund’s gross assets. CMBS were 17% of the Fund’s gross assets and commercial real estate loans were approximately 1%. The remaining was a combination of high yield corporate securities at 7%, and preferred equity and cash. We also prefer exposure to the U.S. consumer, specifically the U.S. mortgagor, where fundamental factors such as balance sheet and income, continue a slow improvement. Most of the Fund’s mortgage exposure is seasoned, with a remaining borrower base that has been through the financial crisis. With these assets, we believe the Fund’s portfolio can potentially generate an attractive income, maintain low duration, and benefit from fundamental strength in the consumer and in housing.
MARKET ENVIRONMENT
Real estate markets in the U.S. continued to improve over the past 12 months. The aggregate index for commercial property prices was 16.8% above the peak seen prior to the global financial crisis, as measured by Moody’s Commercial Property Price Index (“CPPI”), as of May 2016. Within commercial real estate, top tier properties in major markets had significantly outpaced the cumulative recovery of secondary properties in non-major markets. More recently this price growth has stalled. With continued expansions in available financing, including more financing for bridge loans and construction loans, other markets beyond the high-end, top-tier commercial real estate markets have also come back to, or surpassed, peak valuations.
We believe the multi-year expansion in credit, combined with somewhat less stringent rating requirements, has created relatively aggressive mortgage loans that are securitized in the new issue multi-borrower CMBS markets. The Fund does not focus on the credit exposures created in these new multi-borrower commercial securitizations, as we consider lower asset quality in the face of potential tightening in credit standards to be a material risk. We believe that re-pricing needs to occur for the state of liquidity (or the lack there of) as well as to compensate for the credit risk being taken on. Even though the yield spread for BBB- rated new issue CMBS currently ranges between 600 and 750 bps, we do not think these securities are attractively priced, given their structural leverage. We are also concerned that the December 2016 implementation of risk retention rules (part of the Dodd Frank Wall Street Reform and Consumer Protection Act) related to CMBS will muddy the lending waters sufficiently to cause some disruption to the origination of commercial loans for securitization. This is another reason we believe yield spreads could widen.
Within the commercial mortgage landscape, we prefer to focus on single-asset securitizations, where the underlying property is higher in quality and the degree of leverage is lower. The Fund’s CMBS exposure can be stratified into 3 groups: 1. Securities backed by seasoned loans (originated pre-2009), which is the majority of the Fund’s CMBS holdings and 15.0% of the Fund’s gross assets. 2. Securities pertaining to single-asset securitizations, which is 2.4% of the Fund’s gross assets and 3. Commercial real estate loans, which is 1.4% of the Fund’s gross assets. Rather than looking at additional structural leverage within newer or more seasoned securities, we have looked at smaller loans, which we can re-underwrite, as an opportunity to increase yield.
Prices of single family homes were up 5.2% in 2015, according to Core Logic, and from January through May 2016, home prices increased by 3.8%. Many of the fundamental underpinnings for home prices such as inventory levels and delinquency rates are showing marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity continues to improve. According to the Mortgage Banker’s Association, the total delinquent mortgage loans, as of the first quarter of 2016 was 4.7%, similar to levels seen at the end of 2006, and close to the pre-2007 average of 4.6%.
We believe the impact of regulation has been most significant on banks and lenders, within the residential mortgage products. This has more strictly limited credit provision to higher quality borrowers, or those eligible for Federal Housing Administration (“FHA”) loans. Additionally, stricter requirements for agency mortgage lenders, and the many lawsuits against banks by the Federal Housing Finance Agency (“FHFA”) related to representations on
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Brookfield Mortgage Opportunity Income Fund Inc.

loans, have also had the impact of curtailing the willingness to lend. The result is the continued deleveraging of the mortgage market, and a market that is far from an asset price bubble, in our opinion. This is in marked contrast to the deflating of the oil price bubble, and the dramatic rise in commercial real estate prices. As a result of regulations, we do not expect much expansion in credit provision, though we are seeing more low down payment programs. And we see housing as a critical part of each of the respective political platforms (Republican and Democrat). We see credit provision expanding outside the mortgage sector in areas like marketplace lending (peer-to-peer), and subprime auto lending, which are both areas of concern, in our opinion.
We believe any expansion in credit would benefit the Fund’s portfolio, given that we invest in seasoned securities, not in newly-issued securities. Therefore, if more aggressive financing becomes available, while that could result in more risk in new securities, it could also make it more likely that the older securities would benefit as riskier borrowers refinance into new loans. We have seen this occur in the CMBS market in previous market cycles. The benefit occurs as a refinance of a loan, a) eliminates the potential for that loan to be a future default, as it is paid off, and b) pays off at par which benefits securities that are generally priced at a discount to par. In general, the performance improvements across non-Agency residential mortgage securities has been driven by reduction in loan-to-value ratios as home prices have risen, and thru credit curing. We continue to believe that even absent expansion in non-Agency lending, credit curing will likely continue to lead to refinances in seasoned non-Agency mortgage pools.
The FOMC is no longer adding to their purchases through the Asset Purchase Program (“QE”), however they continue to reinvest pay downs on mortgage securities acquired through the Asset Purchase Program. These assets are Agency MBS and U.S. Treasury notes. We do not expect the FOMC to stop reinvesting pay downs on these assets until after they raise the Fed Funds rate to a more historically-normal level. The most likely timing on this seems to be after 2017.
Our preference today is to look for income in areas like mortgage or commercial loans, to look for performance related upside, such as upgrade potential in Subprime MBS, and to otherwise avoid structural leverage and the new issue markets. We believe that with interest rates near historically low levels, and with a few years of home price improvements, that we are more likely to see increases in prepayments which will benefit the Fund’s discount price holdings.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
2016 Annual Report5

Brookfield Mortgage Opportunity Income Fund Inc.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
Credit risk is the risk that one or more bonds in a Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2016 and subject to change based on subsequent developments.
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Portfolio Characteristics (Unaudited)
June 30, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.26%
Weighted average coupon	2.88%
Average portfolio dollar price (excluding interest-only securities)	$ 78.83
Percentage of fixed securities (excluding cash, equities and interest-only securities)[2]	51.90%
Percentage of floating securities (excluding cash, equities and interest-only securities)[2]	48.10%
Percentage of leveraged assets	22.66%
Total number of holdings	140

ASSET BY COUPON TYPE DISTRIBUTION[2]
Residential Mortgage Related Holdings - Fixed Rate	11.6%
Residential Mortgage Related Holdings - Floating Rate	26.9%
Subprime - Fixed Rate	1.6%
Subprime - Floating Rate	18.9%
Commercial Mortgage Related Holdings - Fixed Rate	15.0%
Commercial Mortgage Related Holdings - Floating Rate	2.4%
Corporate Bonds - Fixed Rate	6.7%
Loans - Fixed Rate	1.4%
Equities and Preferred Equity	2.2%
Cash and Other Financial Instruments	13.3%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	79.4%
Commercial Mortgage Related Holdings	20.9%
Interest-Only Securities	0.6%
Corporate Bonds	8.4%
Preferred Stocks and Common Stock	2.7%
Liabilities in Excess of Other Assets	(12.0)%
Total	100.0%

1The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by June 30, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2016, 7.11% of the Fund's distributions is a return of capital.
2Coupon types are expressed as a percentage of total investments (by market value) including the unrealized appreciation (depreciation) on derivatives and will vary over time.
3Percentages are based on net assets.
2016 Annual Report7

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 79.4%
Non-Agency Mortgage-Backed Securities – 79.4%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-OP1, Class A2D [1,2]	0.69%	04/25/36	$ 6,740	$ 4,606,340
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.59	04/25/47	9,401	7,826,025
Series 2006-OA17, Class 1A1A [1,2,3]	0.64	12/20/46	4,392	3,172,906
Series 2006-OA2, Class A1 [1,2,3]	0.66	05/20/46	4,578	2,871,216
Series 2007-2CB, Class 2A11 [1]	0.85	03/25/37	6,380	3,774,696
Series 2006-19CB, Class A9 [1]	1.15	08/25/36	5,151	3,152,328
Series 2005-50CB, Class 1A1 [3]	5.50	11/25/35	3,360	3,040,783
Series 2007-15CB, Class A5	5.75	07/25/37	2,044	1,674,521
Series 2007-15CB, Class A2	5.75	07/25/37	2,220	1,819,181
Series 2006-45T1, Class 2A5 [3]	6.00	02/25/37	4,712	3,602,842
Series 2006-29T1, Class 2A6 [3]	6.50	10/25/36	4,638	3,837,883
Series 2006-23CB, Class 2A7 [1,4,7] (Acquired 05/31/13, Cost $3,421,155, 1.0%)	26.59	08/25/36	2,205	3,661,290
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2]	0.59	12/25/36	4,832	3,891,342
Banc of America Funding Trust
Series 2006-G, Class 3A2 [1]	3.07	07/20/36	6,699	6,528,998
BCAP LLC Trust
Series 2010-RR6, Class 1910 [1,2,5]	0.77	11/26/35	8,440	5,852,304
Series 2010-RR5, Class 5A10 [1,2,5]	0.77	11/26/35	6,733	4,618,352
Series 2012-RR4, Class 5A6 [5,7] (Acquired 09/18/14, Cost $2,655,873, 0.7%)	2.67	05/26/36	3,784	2,575,227
Series 2013-RR2, Class 3A2 [5,7] (Acquired 05/12/14, Cost $7,111,232, 1.8%)	2.96	03/26/36	7,093	6,550,845
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 [1,5,7] (Acquired 06/19/15, Cost $3,640,380, 0.9%)	4.13	05/15/29	3,750	3,449,082
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2 [1]	2.63	01/25/36	3,424	3,116,829
CHL Mortgage Pass-Through Trust
Series 2006-HYB5, Class 3A1B	2.84	09/20/36	5,296	3,952,705
Series 2006-HYB5, Class 3A1A	2.84	09/20/36	1,151	858,770
Citigroup Mortgage Loan Trust
Series 2012-6, Class 2A2 [5]	2.73	08/25/36	8,698	7,364,305
Series 2007-AR5, Class 1A2A	3.00	04/25/37	3,399	3,077,706
Series 2009-6, Class 19A2 [5,7] (Acquired 06/05/13, Cost $2,676,926, 0.9%)	6.00	03/25/36	4,419	3,355,846
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2 [5]	2.75	09/27/36	4,847	4,118,744
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	1.10	11/25/35	3,446	2,276,013
Series 2005-FA9, Class A1 [1,3]	1.15	12/25/35	3,237	2,170,966
GMACM Home Equity Loan Trust
Series 2007-HE2, Class A3	6.19	12/25/37	4,208	4,137,159

See Notes to Financial Statements.
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Schedule of Investments (continued)
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
GMACM Home Loan Trust
Series 2006-HLTV, Class A5 [2]	6.01%	10/25/29	$ 3,434	$ 3,504,975
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	5,899	5,749,990
Series 1999-3, Class 1A7	7.27	06/15/29	4,226	4,178,647
GSAMP Trust
Series 2006-NC2, Class A2C [1,2]	0.60	06/25/36	859	503,130
Series 2006-HE8, Class A2C [1,2]	0.62	01/25/37	8,849	7,174,616
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.60	01/25/37	9,771	6,835,393
Hyatt Hotel Portfolio Trust
Series 2015-HYT, Class E [1,2,3,5]	4.24	11/15/29	7,950	7,750,515
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1	3.13	03/25/37	3,520	3,240,812
Series 2007-AR3, Class 1A1 [1]	3.37	07/25/37	5,129	4,533,425
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2]	0.51	05/25/37	3,202	1,124,541
Series 2007-HE1, Class A2 [1,2]	0.56	05/25/37	5,099	1,811,358
Series 2006-HE2, Class A3 [1,2]	0.61	08/25/36	7,916	3,060,881
Series 2007-HE1, Class A3 [1,2]	0.61	05/25/37	1,572	564,912
Series 2007-HE1, Class A4 [1,2]	0.68	05/25/37	2,980	1,088,254
Series 2006-HE1, Class A4 [1,2]	0.75	03/25/36	666	409,524
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 [5,7] (Acquired 06/25/14, Cost $4,754,255, 1.3%)	2.73	03/26/37	5,781	4,815,188
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	5,300	5,677,466
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3 [1,2]	0.55	10/25/36	2,217	1,300,252
Series 2006-NC2, Class A4 [1,2]	0.60	08/25/36	10,195	4,980,112
Series 2006-NC3, Class A4 [1,2]	0.61	10/25/36	7,740	4,603,135
Series 2006-HE5, Class A3 [1,2]	0.61	11/25/36	14,004	8,739,563
Series 2005-NC2, Class A4 [1,2]	1.15	11/25/35	7,251	4,794,146
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,127	3,379,999
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [1,2,5]	0.61	10/26/36	16,637	14,460,532
Series 2014-1R, Class 2A11 [1,5]	0.72	02/26/37	15,432	8,108,186
Series 2015-11R, Class 4A5 [5]	2.51	06/26/37	1,681	821,220
Series 2015-4R, Class 3A8 [5]	2.68	02/26/36	10,470	7,499,926
Series 2014-6R, Class 5A7 [5]	2.70	04/26/37	4,852	3,170,959
Series 2015-1R, Class 4A7 [5]	2.79	12/26/37	2,752	1,416,839
Series 2015-1R, Class 3A7 [5]	2.90	03/26/37	5,919	3,405,350
Series 2014-2R, Class 1A7 [5]	2.94	01/26/36	3,346	2,415,806
Series 2015-6R, Class 2A4 [5]	7.78	01/26/37	8,311	6,349,364
RALI Trust
Series 2007-QO3, Class A1 [1,2,3]	0.61	03/25/47	4,211	3,428,751
Series 2006-QO7, Class 2A1 [1,3]	1.29	09/25/46	8,422	6,001,457

See Notes to Financial Statements.
2016 Annual Report9

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [5,7] (Acquired 04/19/13, Cost $1,441,875, 0.4%)	5.75%	01/26/36	$ 1,500	$ 1,594,326
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 [1]	1.15	10/25/35	3,270	2,452,847
RFMSI Trust
Series 2007-S3, Class 1A5	5.50	03/25/37	4,389	3,845,020
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B [1,2]	0.60	09/25/36	7,985	3,933,544
Series 2007-BR4, Class A2B [1,2]	0.65	05/25/37	6,057	3,590,714
Series 2007-BR4, Class A2C [1,2]	0.74	05/25/37	6,796	4,085,165
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A [1,3]	1.14	02/25/47	4,911	3,763,706
Series 2007-HY5, Class 1A1 [1]	2.38	05/25/37	6,262	5,378,045
Series 2006-AR10, Class 1A2	2.47	09/25/36	2,625	2,366,646
Series 2007-HY5, Class 3A1 [1]	4.32	05/25/37	1,751	1,525,926
Wells Fargo Mortgage Backed Securities Trust
Series 2005-2, Class 1B1	5.50	04/25/35	6,666	5,455,359
Total Non-Agency Mortgage-Backed Securities				295,825,726
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $319,441,021)				295,825,726
COMMERCIAL MORTGAGE RELATED HOLDINGS – 20.9%
Commercial Mortgage-Backed Securities – 20.9%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [3]	5.42	10/10/45	14,010	13,966,346
Series 2007-3, Class AJ [3]	5.72	06/10/49	10,600	10,653,541
Class B Notes - 885 Trademark [6,7,8]
(Acquired 10/28/2015, Cost $1,800,000, 0.5%)	10.50	10/01/19	1,800	1,800,000
Class B Notes - Browns Bridge [6,7,8]
(Acquired 10/28/2015, Cost $118,000, 0.0%)	9.50	11/01/20	118	118,000
Class B Notes - Cedar Park [6,7,8]
(Acquired 06/25/15, Cost $600,000, 0.2%)	11.00	05/31/17	600	600,000
Class B Notes - Cherokee [6,7,8]
(Acquired 10/28/2015, Cost $243,000, 0.1%)	9.50	11/01/20	243	243,000
Class B Notes - Concord [6,7,8]
(Acquired 10/28/2015, Cost $312,873, 0.1%)	9.50	11/01/20	313	312,873
Class B Notes - Crossroads [6,7,8]
(Acquired 10/28/2015, Cost $170,000, 0.0%)	9.50	11/01/20	170	170,000
Class B Notes - Fayetteville [6,7,8]
(Acquired 10/28/2015, Cost $48,000, 0.0%)	9.50	11/01/20	48	48,000
Class B Notes - Holiday Inn [6,7,8]
(Acquired 06/25/15, Cost $2,000,000, 0.5%)	10.08	07/01/20	2,000	1,942,400
Class B Notes - Lee & White [6,7,8]
(Acquired 10/28/2015, Cost $91,000, 0.0%)	9.50	11/01/20	91	91,000
Class B Notes - Marshalls [6,7,8]
(Acquired 10/28/2015, Cost $386,000, 0.1%)	9.50	11/01/20	386	386,000

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Class B Notes - Meadows [6,7,8]
(Acquired 10/28/2015, Cost $68,000, 0.0%)	9.50%	11/01/20	$ 68	$ 68,000
Class B Notes - Moreland Avenue [6,7,8]
(Acquired 11/16/2015, Cost $225,000, 0.1%)	9.50	11/01/20	225	225,000
Class B Notes - North River [6,7,8]
(Acquired 10/28/2015, Cost $246,000, 0.1%)	9.50	11/01/20	246	246,000
Class B Notes - Town and Country [6,7,8]
(Acquired 10/28/2015, Cost $492,000, 0.1%)	9.50	11/01/20	492	492,000
Commercial Mortgage Trust
Series 2007-GG11, Class AJ [3]	6.24	12/10/49	10,642	10,690,698
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ	5.48	02/15/40	1,590	1,598,727
Series 2007-C7, Class AJ [3]	6.45	09/15/45	10,000	10,003,236
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [5,7,8] (Acquired 06/26/13, Cost $2,514,933, 0.7%)	6.19	03/15/30	2,579	2,550,787
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ [3]	5.41	12/15/43	11,500	11,481,846
Series 2007-C33, Class AJ [3]	6.15	02/15/51	10,250	10,165,263
Total Commercial Mortgage-Backed Securities				77,852,717
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $78,399,563)				77,852,717
INTEREST-ONLY SECURITIES – 0.6%
Federal Home Loan Mortgage Corporation Strips
Series 304, Class C60 [7,9] (Acquired 03/12/14, Cost $2,279,552, 0.3%)	3.50	12/15/42	7,391	1,258,845
Federal National Mortgage Association REMICS
Series 2013-32, Class IG [7,9] (Acquired 04/29/14, Cost $1,562,504, 0.2%)	3.50	04/25/33	6,364	795,354
JP Morgan Trust
Series 2014-5, Class AX4 [5,9]	0.50	10/25/29	17,789	292,964
Total INTEREST-ONLY SECURITIES (Cost $3,409,682)				2,347,163
CORPORATE BONDS – 8.4%
Automotive – 0.4%
American Axle & Manufacturing, Inc. [3]	6.63	10/15/22	1,300	1,391,000
Basic Industry – 0.9%
Arch Coal, Inc. [10]	7.25	06/15/21	1,750	26,250
Hexion, Inc.	9.00	11/15/20	1,350	891,000
INEOS Group Holdings SA [3,5,11]	6.13	08/15/18	1,350	1,362,656
PulteGroup, Inc. [3]	6.38	05/15/33	1,000	1,037,500
Total Basic Industry				3,317,406
Consumer Goods – 0.7%
ACCO Brands Corp. [3]	6.75	04/30/20	1,350	1,429,313
Post Holdings, Inc. [3]	7.38	02/15/22	1,300	1,366,625
Total Consumer Goods				2,795,938

See Notes to Financial Statements.
2016 Annual Report11

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Energy – 0.6%
Blue Racer Midstream LLC [5]	6.13%	11/15/22	$ 425	$ 402,688
Crestwood Midstream Partners LP [5]	6.25	04/01/23	325	299,000
Ferrellgas Partners LP [3]	8.63	06/15/20	700	700,000
Global Partners LP [3]	6.25	07/15/22	500	416,250
ION Geophysical Corp. [5]	9.13	12/15/21	500	271,250
Total Energy				2,089,188
Healthcare – 1.2%
CHS/Community Health Systems, Inc. [3]	7.13	07/15/20	1,300	1,205,217
HCA, Inc. [3]	5.25	06/15/26	1,300	1,349,562
Kindred Healthcare, Inc. [3]	6.38	04/15/22	1,150	1,026,375
Quorum Health Corp. [5]	11.63	04/15/23	325	326,625
Tenet Healthcare Corp. [3]	8.13	04/01/22	600	614,880
Total Healthcare				4,522,659
Leisure – 1.0%
Boyd Gaming Corp. [3]	9.00	07/01/20	1,300	1,365,812
Isle of Capri Casinos, Inc. [3]	5.88	03/15/21	850	881,875
MGM Resorts International [3]	7.75	03/15/22	1,250	1,412,500
Total Leisure				3,660,187
Media – 0.8%
CCO Holdings LLC [3]	5.75	01/15/24	725	762,990
Cumulus Media Holdings, Inc.	7.75	05/01/19	600	246,000
Lamar Media Corp. [3]	5.38	01/15/24	1,350	1,397,250
Mediacom Broadband LLC [3]	6.38	04/01/23	350	365,750
Neptune Finco Corp. [5]	10.88	10/15/25	325	371,514
Total Media				3,143,504
Retail – 0.5%
L Brands, Inc. [3]	7.60	07/15/37	900	933,750
New Albertsons, Inc. [3]	7.75	06/15/26	850	828,750
Total Retail				1,762,500
Services – 0.6%
Avis Budget Car Rental LLC [3]	5.50	04/01/23	1,400	1,379,000
Casella Waste Systems, Inc. [3]	7.75	02/15/19	964	983,883
Total Services				2,362,883
Telecommunications – 1.7%
CenturyLink, Inc.	7.65	03/15/42	1,000	845,000
FairPoint Communications, Inc. [3,5]	8.75	08/15/19	925	911,125
Frontier Communications Corp. [3]	11.00	09/15/25	1,125	1,164,375
Intelsat Luxembourg SA [11]	7.75	06/01/21	650	159,250
Qwest Capital Funding, Inc.	6.88	07/15/28	250	202,500
T-Mobile USA, Inc. [3]	6.63	04/01/23	1,350	1,430,163
Windstream Services LLC	7.50	06/01/22	1,000	900,000

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Zayo Group LLC	6.00%	04/01/23	$ 625	$ 634,375
Total Telecommunications				6,246,788
Total CORPORATE BONDS (Cost $34,352,763)				31,292,053

	Shares	Value
PREFERRED STOCKS – 2.7%
Finance & Investment – 2.6%
Kimco Realty Corp., 6.00%	157,837	$ 4,100,605
Public Storage, 6.00%	200,000	5,638,000
Total Finance & Investment		9,738,605
Telecommunications – 0.1%
Regency Centers Corp., 6.63%	21,213	552,174
Total PREFERRED STOCKS (Cost $9,502,399)		10,290,779
COMMON STOCK – 0.0%
Energy – 0.0%
ION Geophysical Corp. [12]	5,000	31,150
Total COMMON STOCK (Cost $44,550)		31,150
Total Investments – 112.0% (Cost $445,149,978)		417,639,588
Liabilities in Excess of Other Assets – (12.0)%		(44,889,010)
TOTAL NET ASSETS – 100.0%		$ 372,750,578

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Variable rate security – Interest rate shown is the rate in effect as of June 30, 2016.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
4	— Security is an inverse floating rate bond.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the total value of all such securities was $106,481,525 or 28.6% of net assets.
6	— Private Placement.
7	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of June 30, 2016, the total value of all such securities was $37,349,063 or 10.0% of net assets.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2016, the total value of all such securities was $9,293,060 or 2.5% of net assets.
9	— Interest rate is based on the notional amount of the underlying mortgage pools.
10	— Issuer is currently in default on its regularly scheduled interest payment.
11	— Foreign security or a U.S. security of a foreign company.
12	— Non-income producing security.

See Notes to Financial Statements.
2016 Annual Report13

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Assets and Liabilities
June 30, 2016

Assets:
Investments in securities, at value (cost $445,149,978)	$417,639,588
Cash	57,694,381
Cash on deposit with brokers for futures and reverse repurchase agreements	6,122,640
Interest and dividend receivable	1,801,094
Prepaid expenses	18,293
Total assets	483,275,996
Liabilities:
Reverse repurchase agreements (Note 6)	109,518,000
Interest payable for reverse repurchase agreements (Note 6)	357,151
Payable for variation margin (Note 8)	29,623
Investment advisory fee payable (Note 4)	403,273
Administration fee payable (Note 4)	60,491
Directors' fee payable	9,205
Accrued expenses	147,675
Total liabilities	110,525,418
Commitments and contingencies (Note 10)
Net Assets	$372,750,578
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 22,714
Additional paid-in capital (Note 7)	422,415,721
Distributions in excess of net investment income	(60,355)
Accumulated net realized loss on investment and futures transactions	(21,877,249)
Net unrealized depreciation on investments and futures	(27,750,253)
Net assets applicable to capital stock outstanding	$372,750,578
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$ 16.41

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Operations
For the Fiscal Year Ended June 30, 2016

Investment Income (Note 2):
Interest	$ 40,632,013
Dividends	464,563
Total income	41,096,576
Expenses:
Investment advisory fees (Note 4)	5,254,073
Administration fees (Note 4)	788,111
Reports to stockholders	117,464
Directors' fees	115,256
Fund accounting servicing fees	110,982
Legal fees	80,382
Audit and tax services	77,444
Miscellaneous	62,136
Insurance	34,504
Custodian fees	27,335
Registration fees	25,076
Transfer agent fees	17,108
Total operating expenses	6,709,871
Interest expense on reverse repurchase agreements (Note 6)	2,386,292
Total expenses	9,096,163
Net investment income	32,000,413
Realized and Unrealized Loss on Investments:
Net realized loss on:
Investment transactions	(14,975,020)
Futures transactions	(1,859,830)
Net realized loss	(16,834,850)
Net change in unrealized depreciation on:
Investments	(20,148,498)
Futures	(184,166)
Net change in unrealized depreciation	(20,332,664)
Net realized and unrealized loss	(37,167,514)
Net decrease in net assets resulting from operations	$ (5,167,101)

See Notes to Financial Statements.
2016 Annual Report15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended June 30, 2016	For the Fiscal Year Ended June 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 32,000,413	$ 32,336,058
Net realized loss on investment and futures transactions	(16,834,850)	(2,171,922)
Net change in unrealized depreciation on investments and futures	(20,332,664)	(18,943,553)
Net increase (decrease) in net assets resulting from operations	(5,167,101)	11,220,583
Distributions to Stockholders:
Net investment income	(32,179,126)	(32,705,299)
Return of capital	(2,464,162)	(1,937,989)
Total distributions paid	(34,643,288)	(34,643,288)
Total decrease in net assets	(39,810,389)	(23,422,705)
Net Assets:
Beginning of year	412,560,967	435,983,672
End of year	$372,750,578	$412,560,967
Distributions in excess of net investment income	$ (60,355)	$ (65,492)

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Cash Flows
For the Fiscal Year Ended June 30, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (5,167,101)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio investments and principal payups	(49,711,655)
Proceeds from disposition of long-term portfolio investments and principal paydowns	168,200,116
Decrease in cash on deposit with brokers for futures and reverse repurchase agreements	1,247,839
Decrease in interest and dividend receivable	379,780
Decrease in principal paydown receivable	275,808
Decrease in receivable for variation margin	28,343
Increase in prepaid expenses	(10,552)
Decrease in interest payable for reverse repurchase agreements	(405,469)
Increase in payable for variation margin	29,623
Decrease in investment advisory fee payable	(71,654)
Decrease in administration fee payable	(10,748)
Decrease in directors' fee payable	(1,434)
Decrease in accrued expenses	(19,683)
Net amortization on investments and paydown gains or losses on investments	(22,161,107)
Net change in unrealized depreciation on investments	20,148,498
Net realized loss on investment transactions	14,975,020
Net cash provided by operating activities	127,725,624
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(53,251,000)
Distributions paid to stockholders	(34,643,288)
Net cash used for financing activities	(87,894,288)
Net increase in cash	39,831,336
Cash at beginning of year	17,863,045
Cash at end of year	$ 57,694,381
Supplemental Disclosure of Cash Flow Information:
Interest payments on reverse repurchase agreements for the fiscal year ended June 30, 2016 totaled $2,791,761.

See Notes to Financial Statements.
2016 Annual Report17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Financial Highlights

	For the Fiscal Years Ended June 30			For the period from March 26, 2013[1] through June 30,
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 18.16	$ 19.19	$ 18.33	$ 19.10[2]
Net investment income	1.41 [3]	1.42 [3]	1.32	0.17
Net realized and unrealized gain (loss) on investment and futures transactions	(1.63)	(0.92)	1.07	(0.69)
Net increase (decrease) in net asset value resulting from operations	(0.22)	0.50	2.39	(0.52)
Distributions from net investment income	(1.42)	(1.44)	(1.32)	(0.18)
Return of capital distributions	(0.11)	(0.09)	(0.21)	(0.07)
Total distributions paid	(1.53)	(1.53)	(1.53)	(0.25)
Net asset value, end of period	$ 16.41	$ 18.16	$ 19.19	$ 18.33
Market price, end of period	$ 14.87	$ 15.81	$ 17.60	$ 18.46
Total Investment Return based Net asset value†	-1.13%	2.67%	13.62%	-2.72% [4]
Total Investment Return based on Market price†	4.20%	-1.53%	4.32%	-6.44% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$372,751	$412,561	$435,984	$416,289
Operating expenses excluding interest expense	1.74%	1.74%	1.48%	1.44% [5]
Interest expense	0.62%	0.58%	0.22%	0.00% [5,6]
Total expenses	2.36%	2.32%	1.70%	1.44% [5]
Net investment income	8.29%	7.59%	7.10%	3.36% [5]
Portfolio turnover rate	10%	32%	41%	2% [4]
Reverse repurchase agreements, end of period (000s)	$109,518	$162,769	$152,582	$ 4,438
Asset Coverage per $1,000 unit of senior indebtedness[7]	$ 4,404	$ 3,535	$ 3,857	$94,801

†	Total investment return based on Market price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total investment return based on Net asset value is computed by determining the percentage change in net asset value (NAV). The returns do not reflect broker sales charges or commissions, if any. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Performance includes the reinvestment of income dividends and capital gains distribution, if any.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.
[6]	Interest expense ratio was less than 0.01%.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements
June 30, 2016

1.Organization
Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which invests primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standard Update (“ASU”) 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topics (“ASC”) 946, “Financial Services-Investment Companies”.
Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in
2016 Annual Report19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2016:
Valuation Inputs	Level 1	Level 2	Level 3(1)	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 295,825,726	$ 295,825,726
Commercial Mortgage Related Holdings	—	—	77,852,717	77,852,717
Interest-Only Securities	—	—	2,347,163	2,347,163
Corporate Bonds	—	31,292,053	—	31,292,053
Preferred Stocks	10,290,779	—	—	10,290,779
Common Stock	31,150	—	—	31,150
Total	$ 10,321,929	$ 31,292,053	$ 376,025,606	$ 417,639,588

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ (239,863)	$ —	$ —	$ (239,863)
Total Liabilities - Other Financial Instruments	$ (239,863)	$ —	$ —	$ (239,863)

(1) The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.
(2) Other financial instruments include exchange traded futures contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.
2016 Annual Report21

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2016.
	Quantitative Information about Level 3 Fair Value Measurements(1)
	Value as of June 30, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Commercial Mortgage Related Holdings:
Class B Notes	$6,742,273	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5%-11.6% (10.5%)
Morgan Stanley Capital I, Inc. Series 1998-HF1, Class K	2,550,787	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.00% (7.00%)
Total	$9,293,060

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At June 30, 2016, the value of these securities was $366,732,546. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Collateralized Loan Obligation	Total
Balance as of June 30, 2015	$ 373,105,646	$107,786,402	$3,150,630	$ 3,955,200	$ 487,997,878
Accrued Discounts (Premiums)	11,220,950	(117,583)	—	—	11,103,367
Realized Gain (Loss)	5,074,730	669,943	—	(2,170,000)	3,574,673
Change in Unrealized Appreciation (Depreciation)	(18,609,760)	(2,512,258)	(701,186)	14,800	(21,808,404)
Purchases at cost	37,201,728	8,092,854	330,846	—	45,625,428
Sales proceeds	(112,167,568)	(36,066,641)	(433,127)	(1,800,000)	(150,467,336)
Balance as of June 30, 2016	$ 295,825,726	$ 77,852,717	$2,347,163	$ —	$ 376,025,606
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (20,231,084)	$ (2,385,459)	$ (701,186)	$ —	$ (23,317,729)
The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2016, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the fiscal year ended June 30, 2016, there were no transfers between the three Levels noted above. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2016, open taxable years consisted of the taxable years ended June 30, 2013 through June 30, 2016. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of both.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
2016 Annual Report23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
The following table sets forth the effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:
Derivatives	Statement of Assets and Liabilities	Fair Value as of June 30, 2016
Futures contracts	Payable for variation margin (liabilities)	$29,623
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2016:
24Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures Transactions	Net Change in Unrealized Depreciation on Futures
Futures contracts	Futures transactions	$(1,859,830)	$(184,166)
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
2016 Annual Report25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the fiscal year ended June 30, 2016, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $49,711,655 and $168,200,116, respectively. The Fund did not have any purchases or sales of U.S. Government securities for the fiscal year ended June 30, 2016.
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
26Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

At June 30, 2016, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
RBC Capital Markets	1.38%	04/04/16	07/05/16	$ 1,527,000	$ 1,532,146
RBC Capital Markets	1.38%	04/05/16	07/05/16	5,740,000	5,759,130
RBC Capital Markets	1.38%	05/12/16	08/12/16	1,666,000	1,669,189
RBC Capital Markets	1.38%	05/19/16	08/19/16	4,499,000	4,506,389
RBC Capital Markets	1.38%	06/03/16	08/19/16	962,000	963,029
RBC Capital Markets	1.41%	06/14/16	09/14/16	6,047,000	6,051,014
RBC Capital Markets	1.41%	06/28/16	09/14/16	763,000	763,089
RBC Capital Markets	1.88%	04/06/16	07/06/16	7,788,000	7,822,979
RBC Capital Markets	1.88%	05/19/16	08/19/16	8,424,000	8,442,867
RBC Capital Markets	1.93%	04/04/16	07/05/16	7,983,000	8,020,635
RBC Capital Markets	1.93%	04/06/16	07/06/16	20,061,000	20,153,497
RBC Capital Markets	1.93%	05/12/16	08/12/16	9,048,000	9,072,230
RBC Capital Markets	1.98%	04/04/16	07/05/16	3,234,000	3,249,641
RBC Capital Markets	2.08%	06/03/16	09/02/16	2,738,000	2,742,432
RBC Capital Markets	2.12%	05/26/16	08/26/16	14,162,000	14,191,957
Wells Fargo	1.98%	04/20/16	07/20/16	14,876,000	14,934,927
Total				$109,518,000	$109,875,151
(1)The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended June 30, 2016 was $139,089,328 at a weighted average interest rate of 1.72%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Residential Mortgage Related Holdings	$—	$18,110,000	$16,900,000	$—	$ 35,010,000
Commercial Mortgage Related Holdings	—	35,832,000	17,472,000	—	53,304,000
Corporate Bonds	—	7,267,000	13,937,000	—	21,204,000
Total	$—	$61,209,000	$48,309,000	$—	$109,518,000
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$109,518,000	$—	$109,518,000	$(109,518,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
2016 Annual Report27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at June 30, 2016 for the Fund, the Adviser owns 5,240 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended June 30, 2016, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

As of June 30, 2016, the following futures contracts were outstanding:
Short:
Contracts	Type	Expiration Date	Value at June 30, 2016	Unrealized Depreciation
220	2 Year U.S. Treasury Note	September 2016	$48,252,188	$(298,536)
			$48,252,188	$(298,536)
Long:
Contracts	Type	Expiration Date	Value at June 30, 2016	Unrealized Appreciation
15	5 Year U.S. Treasury Note	September 2016	$1,832,461	$ 9,399
17	10 Year U.S. Treasury Note	September 2016	2,260,734	49,274
			$4,093,195	$58,673
The average notional value of futures contracts outstanding during the fiscal year ended June 30, 2016 was $105,639,071, which represents the volume of activity during the fiscal year.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the fiscal years ended June 30 were as follows:
	2016	2015
Ordinary income (including short-term capital gains)	$32,179,126	$32,705,299
Return of capital	2,464,162	1,937,989
Total distributions	$34,643,288	$34,643,288
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At June 30, 2016, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Other accumulated losses	$ (60,355)
Capital loss carryforward(1)	(9,796,323)
Post-October capital loss deferral	(12,320,789)
Tax basis unrealized depreciation on investments	(27,510,390)
Total tax basis net accumulated losses	$(49,687,857)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of June 30, 2016, the Fund’s capital loss carryforward was $8,036,342 from short-term capital gains and $1,759,981 from long-term capital gains which will not expire.
2016 Annual Report29

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at June 30, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$445,149,978	$5,488,573	$(32,998,963)	$(27,510,390)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At June 30, 2016, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
Undistributed net investment income	Accumulated net realized loss
$183,850	$(183,850)
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Significant Events during the Fiscal Year
On May 16, 2016, the Fund announced that the Board of Directors (the “Board”) of the Fund and the Boards of Directors of each of Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc., approved the reorganization of each of the funds into a new fund, the Brookfield Real Assets Income Fund Inc. (the “Reorganizations”). A joint special meeting of stockholders (“Special Meeting”) to consider the Reorganizations scheduled for Friday, August 12th, 2016, was adjourned until 8:30 a.m., on Thursday, September 1, 2016. . Details regarding the proposed Reorganizations are contained in the Proxy Statement/Prospectus sent to the stockholders of record on May 18th, 2016, of each Fund.
In addition, on May 16, 2016, the Fund announced that the Board approved the proposed appointment of Schroder Investment Management North America Inc. (“SIMNA”) as sub-adviser to the Fund. The approval of SIMNA as the new sub-adviser is contingent upon the Fund’s stockholders’ approval and subject to certain other conditions, which are outlined in the Fund’s Proxy Statement/Prospectus. As noted above, a Special Meeting scheduled for Friday, August 12th, 2016, has been adjourned until 8:30 a.m., on Thursday, September 1, 2016.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2016

12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1271	July 21, 2016	July 28, 2016
$0.1271	August 18, 2016	August 25, 2016
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2016 Annual Report31

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
June 30, 2016

To the Board of Directors and Stockholders of
Brookfield Mortgage Opportunity Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield Mortgage Opportunity Income Inc. (the “Fund”), including the schedule of investments, as of June 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Mortgage Opportunity Income Inc. as of June 30, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
August 24, 2016
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Tax Information (Unaudited)
June 30, 2016

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (June 30, 2016) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 7.11% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
For the fiscal year ended June 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.45%.
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2016 was 0.44%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2016 Annual Report33

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2016

On November 19, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2017 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-Present).	9
Independent Directors Class II Directors to serve until 2018 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	9
Independent Director Class III Director to serve until 2016 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	9
2016 Annual Report35

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2016 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served Since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	9
36Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2013	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); CCO of Brookfield Investment Management (UK) Limited (2013-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2016 Annual Report37

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreements (Unaudited)
June 30, 2016

At an in-person meeting held on May 12, 2016, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940 (the “1940 Act”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund, and initially approved the Fund’s subadvisory agreement (the “Subadvisory Agreement”)(together with the Advisory Agreement, the “Agreements”) between the Adviser and Schroders Investment Management North America Inc. (the “Subadvisor”) for the Fund.
In considering the Agreements, the Board reviewed information provided by the Adviser relating to the Fund and the Subadvisor, and other information regarding the nature, extent and quality of services to be provided by the Adviser and Subadvisor under each Agreement, as more fully discussed below. The Board also received information from the Subadvisor regarding its investment management capabilities, its compliance program, and related matters. Representatives of the Subadvisor then responded to questions from the Independent Directors.
The Independent Directors were separately advised by independent legal counsel throughout the process, and discussed the legal standards for their consideration of the continuation of the Advisory Agreement and the proposed initial approval of the Subadvisory Agreement. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Director may have attributed different weights to the various factors.
In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser and Subadvisor; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the Adviser’s and Subadvisor’s personnel and operations; (4) the level and method of computing the Fund’s advisory and proposed subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objective(s); (5) any “fall-out” benefits to the Adviser, the Subadvisor and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisor or their affiliates from the Adviser’s or the Subadvisor’s relationship with the Fund); and (6) the anticipated effect of growth in size on the Fund’s performance and expenses.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through Board meetings, conversations and reports. The Board noted that the Adviser would be responsible for managing a portion of the Fund's investment program and allocating a portion of the Fund to be managed by the Subadvisor, the general operations and the day-to-day management of the Fund, and compliance with applicable laws, regulations, policies and procedures, while the Subadvisor would be appointed to manage the Fund's investments in securitized products. The Board noted the services provided to the Fund by the Adviser, such as quarterly reports: (1) comparing the performance of the Fund with a peer group, (2) showing that the investment policies and restrictions for the Fund were followed, and (3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s, the Subadvisor’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser, and its current experience in acting as investment advisor to other investment funds and institutional clients.
In considering the nature, extent and quality of the services to be provided by the Subadvisor to the Fund, the Board took into account the extensive responsibilities that the Subadvisor would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board considered the Subadvisor’s current level of staffing and its overall resources. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the investment personnel who would be providing services to the Fund. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund’s investment restrictions and other requirements. The Board further took into account its knowledge of the portfolio managers of the Subadvisor through information provided to the Board prior to its consideration of the Subadvisory Agreement and from their many years as investment personnel at the Adviser.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)
June 30, 2016

The Board also recognized the Subadvisor’s reputation and experience in serving as investment adviser to other funds and accounts. The Board considered its investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities would include the development and maintenance of investment programs for the relevant portion of the Fund which would be consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.
Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Subadvisor were satisfactory and that there was a reasonable basis on which to conclude that they would provide high quality investment services to the Fund.
PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report compared the Fund’s performance with a peer group of other funds (the “Performance Universe”), as selected by Broadridge, for the one-, two- and three-year periods ending April 30, 2016. The Board noted that the Fund performed below the median of its Performance Universe for the one- and two- year periods, while it performed above the median for the three-year period. Based on the Adviser’s explanation of the current market, the Board concluded that the Fund’s performance was satisfactory.
While the Subadvisor was newly approved by the Board, the Board did consider the Fund’s investment policies and strategy and noted the Fund’s performance while it was managed by the portfolio managers as historical employees of the Adviser. In addition, the Board considered the performance of other funds managed by the Fund’s portfolio managers using similar investment strategies.
FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided, including comparisons of the Fund’s management fee and total expense level to those of a peer group selected by Broadridge (the “Expense Group”) and a peer group selected by management. The Board noted that the Fund’s total expenses and the Fund’s total advisory and administrative fee were higher than the median of its Expense Group, while total expenses were above the median and total advisory and administrative fee were equal to the median of its peer group selected by management. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
The Board also considered the proposed subadvisory fee payable under the Subadvisory Agreement, and took into account that the proposed fee was consistent with management fees charged by the Subadvisor to comparable funds. The Board also noted that the subadvisory fee for the Fund would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund. The Board concluded that the contractual subadvisory fees and net fund expenses for the Fund were reasonable.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
In considering the expected profitability to the Subadvisor in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by the Adviser out of the fees that it receives under the Advisory Agreement, so that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by the Adviser to the Subadvisor, the Board relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length with an unaffiliated Subadvisor. For each of the above reasons, the Board concluded that the profitability to the Subadvisor from its relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.
2016 Annual Report39

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)
June 30, 2016

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that if the Fund’s assets increase proportionally more than certain other fixed expenses over time, the stockholders might benefit from lower operating expenses as a result of the fixed expenses of the Fund being spread over an increasing amount of assets, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
For similar reasons as stated above with respect to the Subadvisor’s profitability, and based upon the expected portion of the Fund to be managed by the Subadvisor, the Board concluded that the potential for economies of scale in the Subadvisor’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.
OTHER FACTORS. As part of its evaluation of the Agreements, the Board considered other benefits that may be realized by the Adviser and Subadvisor and their affiliates from their relationships with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to the Adviser, the Subadvisor and their affiliates by virtue of their relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser and the Subadvisor to the Fund. In addition, the Board took into account management’s plans for the Fund.
CONCLUSION. In considering the renewal of the Advisory Agreement and the initial approval of the Subadvisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Directors, determined that approval of each Agreement was in the best interests of the Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the Advisory Agreement and Subadvisory Agreement with respect to the Fund.
40Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
2016 Annual Report41

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
42Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman. Messrs. McFarland, Kuczmarski, Salvatore and Mme. Goldman are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $56,350 and $65,900 for the fiscal years ended June 30, 2016 and June 30, 2015, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended June 30, 2016 and June 30, 2015, Deloitte billed the Registrant aggregate fees of $9,400 and $8,200, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended June 30, 2016 and June 30, 2015. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2016 and 2015 for non-audit services rendered to the Fund and Fund Service Providers were $267,958 and $274,558, respectively. For the fiscal year ended June 30, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $258,158 in fees billed by the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended June 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $258,158 in fees billed by the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $258,158 and $258,158, respectively, were billed by Deloitte to the Investment Adviser.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●	BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;
●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or
●	If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

●	any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
●	any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Ms. Michelle Russell-Dowe – Managing Director, Head of Securitized Products Investment Team

Ms. Russell-Dowe is the lead Portfolio Manager and Head of the Securitized Products Investment Team. She is responsible for the firm’s securitized credit strategies and exposures. Ms. Russell-Dowe has personally built her investment team, which averages 13 years of industry experience. Ms. Russell-Dowe has 20 years of investment experience in securitized products, including 16 years with the firm, which she joined in 1999 from Duff & Phelps. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Jeffrey Williams, CFA – Managing Director

Mr. Williams is a Portfolio Manager on the Securitized Products Investment team. Mr. Williams maintains responsibility for portfolio management for the firm’s securitized product strategies, with a particular focus on CMBS and related assets. Mr. Williams has 26 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, mezzanine loans, B-Notes, CDOs, derivatives and REITs. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

Anthony A. Breaks, CFA – Managing Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is a team leader in

MBS/ABS and is a member of the team’s securities analysis committee. Mr. Breaks has experience in managing securitized product vehicles, such as SIV, ABCP, CDOs, CLOs and TRUPPS as well as insurance company asset management experience. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Ms. Russell-Dowe leads the management of the Fund and Messrs. Williams and Breaks share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of July 31, 2016 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	12
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	1
Assets Managed	$1,167 million	$1,013 million	$2,597 million
Assets Managed with Performance-Based Advisory Fees	$0	$29 million	$792 million

The following table provides information about the accounts managed by Jeffrey Williams, Co-Portfolio Manager for the Registrant, as of July 31, 2016:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	12
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	1
Assets Managed	$1,167 million	$1,013 million	$2,597 million
Assets Managed with Performance-Based Advisory Fees	$0	$29 million	$792 million

The following table provides information about the accounts managed by Anthony A. Breaks, Co-Portfolio Manager for the Registrant, as of July 31, 2016:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	12
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	1
Assets Managed	$1,167 million	$1,013 million	$2,597 million
Assets Managed with Performance-Based Advisory Fees	$0	$29 million	$792 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2016.

Dollar Range of Securities Owned
Michelle Russell-Dowe Jeffrey Williams Anthony A. Breaks	Over $100,000 $10,001 – $50,000. $0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 25, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: August 25, 2016